UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): April 17, 2023

Athersys, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-33876	20-4864095
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3201 Carnegie Avenue,	Cleveland,	Ohio	44115-2634
(Address of principal executive offices)			(Zip Code)
Registrant’s telephone number, including area code: (216) 431-9900
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.001 per share	ATHX	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01. Entry into a Material Definitive Agreement.
Securities Purchase Agreement
On April 18, 2023, Athersys, Inc. (the “Company”) entered into a securities purchase agreement with each purchaser identified on the signature pages thereto (the “Purchase Agreement”), pursuant to which the Company agreed to issue and sell, in a public offering, (i) an aggregate of 2,315,000 shares (the “Shares”) of the Company’s common stock, par value $0.001 per share (the “Common Stock”) and (ii) pre-funded warrants (the “Pre-Funded Warrants”) exercisable for an aggregate of 1,370,000 shares of Common Stock (the “Pre-Funded Warrant Shares”), together with warrants (the “Common Warrants” and, collectively with the Pre-Funded Warrants, the “Warrants”) exercisable for an aggregate of 3,685,000 shares of Common Stock (collectively with the Pre-Funded Warrant Shares, the “Warrant Shares”) in a private placement (the “Offering”), in combinations of one Share or one Pre-Funded Warrant and one Common Warrant for a combined purchase price of $1.00 (less $0.0001 for each Pre-Funded Warrant). Subject to certain ownership limitations, the Pre-Funded Warrants are exercisable upon issuance, and the Common Warrants are exercisable upon the six-month anniversary of issuance. Each Pre-Funded Warrant is exercisable for one share of Common Stock at a price per share of $0.0001 (as adjusted from time to time in accordance with the terms thereof) and does not expire. Each Common Warrant is exercisable into one share of Common Stock at a price per share of $0.96 (as adjusted from time to time in accordance with the terms thereof) for a seven-year period after the six-month anniversary of the date of issuance. The Offering is expected to close on or about April 19, 2023, subject to customary closing conditions.
The Shares, the Pre-Funded Warrants and the Pre-Funded Warrant Shares were offered and sold pursuant to a base prospectus, dated April 13, 2023, and a prospectus supplement, dated April 19, 2023, in connection with a takedown from the Company’s shelf registration statement on Form S-3 (Registration No. 333-264724).
Placement Agency Agreement
On April 18, 2023, the Company entered into a placement agency agreement (the “Placement Agency Agreement”) with A.G.P./Alliance Global Partners (“A.G.P.”), pursuant to which A.G.P. agreed to serve as exclusive placement agent for the issuance and sale of the Shares and Warrants. The Company has agreed to pay A.G.P. an aggregate cash fee equal to 6.5% of the gross proceeds received by the Company from the sale of the securities in the Offering. Pursuant to the Placement Agency Agreement, the Company also agreed to reimburse A.G.P. $65,000 for fees and expenses of legal counsel and other out-of-pocket expenses. The Placement Agency Agreement has indemnity and other customary provisions for transactions of this nature. A copy of the Placement Agency Agreement is attached as Exhibit 99.1 to this Current Report on Form 8-K and is hereby incorporated by reference herein.
The foregoing description of the Purchase Agreement, the Warrants and the Placement Agency Agreement are not complete and are qualified in their entirety by references to the full text of the Form of Purchase Agreement, the Form of Pre-Funded Warrant, the Form of Common Warrant and the Placement Agency Agreement, which are filed as exhibits to this Current Report on Form 8-K and are incorporated by reference herein.
A copy of the opinion of Jones Day relating to the validity of the securities issued in the Offering is filed herewith as Exhibit 5.1.
Item 3.02. Unregistered Sales of Equity Securities.
The disclosures in Item 1.01 of this Current Report on Form 8-K are incorporated by reference into this Item 3.02. The Common Warrants described in this Current Report on Form 8-K were offered and sold in reliance upon exemption from the registration requirements under Section 4(a)(2) under the Securities Act of 1933, as amended.
*****
This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of these securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.
Item 8.01. Other Events.
As previously reported, the Company issued (i) warrants (the “August Warrants”) in August 2022 exercisable for an aggregate of 1,920,000 shares of Common Stock, at a price per share of $6.3850 and (ii) warrants (the “September Warrants”) in September 2022 exercisable for an aggregate of 2,000,000 shares of Common Stock, at a price per share of $6.3850. On April 17, 2023, the Company amended the August Warrants and the September Warrants to, among other things, reduce the exercise price to $0.96 per share with respect to 1,920,000 shares of Common Stock covered by the August Warrants and 1,760,000 shares of Common Stock covered by the September Warrants.
The foregoing description of the amendments to the August Warrants and September Warrants are not complete and are qualified in their entirety by references to the full texts of the Form of Amendment No. 1 to Common Stock Purchase Warrant and the Form of Amendment No. 2 to Common Stock Purchase Warrant, which are filed as exhibits to this Current Report on Form 8-K and are incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
4.1	Form of Pre-Funded Warrant
4.2	Form of Warrant
4.3	Form of Warrant Amendment No. 1 to Common Stock Purchase Warrant
4.4	Form of Warrant Amendment No. 2 to Common Stock Purchase Warrant
5.1	Opinion of Jones Day
10.1*	Form of Securities Purchase Agreement, dated as of April 18, 2023, between the Company and each purchaser named in the signature pages thereto
23.1	Consent of Jones Day (included in Exhibit 5.1)
99.1	Placement Agency Agreement, dated as of April 18, 2023, between the Company and A.G.P./Alliance
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)
*
Certain schedules and exhibits to this agreement have been omitted pursuant to Instruction 4 to Item 1.01 of Form 8-K. A copy of any omitted schedule or exhibit will be furnished to the SEC upon request.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: April 18, 2023

ATHERSYS, INC.

By:	/s/ Daniel Camardo
Name: Daniel Camardo Title: Chief Executive Officer